UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2014, Stericycle, Inc. issued a press release announcing that its board of directors has unanimously selected Brent Arnold, currently Executive Vice President and President, Stericycle USA/Canada, to succeed Richard Kogler as Chief Operating Officer effective January 1, 2015. Mr. Kogler will continue in his role as Chief Operating Officer through the transition to Mr. Arnold, and thereafter, will continue at Stericycle as Senior Vice President, International.

A copy of our press release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Stericycle, Inc. dated November 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 24, 2014	Stericycle, Inc.

	By:	/s/ Daniel V. Ginnetti
Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Stericycle, Inc. dated November 24, 2014.